BMC FUND, INC.

NOTICE OF SPECIAL MEETING OF
SHAREHOLDERS TO BE HELD
MARCH 19, 1999


NOTICE IS HEREBY GIVEN THAT a
special meeting of shareholders of BMC
Fund, Inc. (the "Corporation") will be held on Friday, March 19, 1999, at 9:30 a.m.
at the offices of the Corporation, 800
Golfview Park, Lenoir, North Carolina
28645, for the following purposes:

1.   To approve an amendment to the
     Corporation's investment objectives.

2.   To approve an Investment Advisory
     Agreement between the Corporation
     and Northern Trust Bank of Florida
     dated as of April 1, 1999.

3.   To approve an Investment Advisory
     Agreement between the Corporation
     and Wellington Management Company,
     LLP dated as of April 1, 1999.

4.  To transact such other business as may
    properly come before the meeting.

Only shareholders of record as of the close of business on February 5, 1999 are entitled to notice of, and to vote at, the meeting.

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING,
PLEASE SIGN, DATE AND RETURN THE ENCLOSED FORM
OF PROXY AS PROMPTLY AS POSSIBLE IN THE ENCLOSED
ENVELOPE.  IF YOU ATTEND THE MEETING, YOU MAY
WITHDRAW YOUR PROXY AT THAT TIME AND VOTE IN
PERSON.



February 17, 1999
By Order of the Board of Directors


Paul H. Broyhill
Chairman of the Board

BMC FUND, INC.
Golfview Park
Lenoir, North Carolina 28645
(Tel.:  (828) 758-6102)

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD MARCH 19, 1999

This proxy statement is furnished in
connection with the solicitation by BMC
Fund, Inc. (the "Corporation") of
proxies for use at the special meeting
of shareholders to be held at the
offices of the Corporation, 800
Golfview Park, Lenoir, North Carolina
28645 on Friday, March 19, 1999 at 9:30
a.m., and at any and all adjournments
thereof, for the purpose of considering
and acting upon the matters specified
in the accompanying notice of the
meeting and detailed below.  The
Corporation is soliciting such proxies
by mail on behalf of its Board of
Directors and is bearing the expenses
of the solicitation. This proxy statement and the enclosed proxy form are first being sent to shareholders on or about March 1, 1999.

The Board of Directors has fixed the
close of business on February 5, 1999
as the record date for the determination of shareholders entitled to notice of and to vote at the meeting. On the record date, 4,933,281 shares of Common Stock of the Corporation were issued and outstanding, each share being entitled to one vote.
Information concerning beneficial
ownership of Common Stock by
principal shareholders and by the
management of the Corporation is set
forth below.  See "Principal Shareholders."

Shares represented by proxies will be voted by the proxy agents named therein unless such proxies are revoked. The proxy agents will vote the proxies that they hold in accordance with the choices specified by the person giving the proxy. If the enclosed proxy reflects no specification but is properly signed, the proxy agents will vote the shares represented thereby for the approval of the proposed amendment to the Corporation's investment objectives and for each of the Investment Advisory
Agreements which are the subject of the
proposals described below.

Any shareholder who submits the
accompanying proxy has the right to
revoke it by notifying the Secretary of
the Corporation in writing at any time
prior to the voting of the proxy. A proxy is suspended if the person giving the proxy attends the meeting and elects to vote in person.

A majority of votes entitled to be cast on a particular matter, represented in person or by proxy, constitutes a quorum for purposes of matters to be considered at the annual meeting. Once a share is represented for any purpose at a meeting, it is considered present for quorum purposes for the remainder of the meeting and any adjournment thereof
(unless a new record date is set for the adjourned meeting). Shares which are withheld as to voting with respect to one or more Investment Advisory Agreements are counted in determining the existence of a quorum.

The Board of Directors is not aware of
any business to come before the meeting
other than the matters described in the
accompanying notice of the meeting.  If
any other matters of business are properly presented at the meeting, however, the proxy agents will vote upon such matters in accordance with their best judgment.


ADMINISTRATION OF THE CORPORATION

Administration of the Corporation is
primarily the responsibility of the
Corporation's Chairman and Chief
Executive Officer, Paul H. Broyhill,
and its President, E. D. Beach.  The
Corporation's securities portfolio, which was valued at approximately $122.1 million at September 30, 1998, is managed primarily by such officers, under the supervision of the Board of Directors. The Corporation currently has investment advisory agreements with two investment advisers,
IBJ Whitehall Bank & Trust Company
("Whitehall"), formerly IBJ Schroder Bank
& Trust Company, and W. H. Reaves & Co.,
Inc. ("Reaves").  At September 30, 1998,
Whitehall and Reaves were responsible for managing approximately $16.2 million and
$7.5 million of the Corporation's assets, respectively. Whitehall is principally responsible for investing the Corporation's assets in equity securities of domestic issuers. Reaves is principally responsible for investing the Corporation's assets in equity securities of public utilities and energy companies. The shareholders of the Corporation approved the agreements with Whitehall and Reaves in 1986 and 1990, respectively, and the Board of Directors, including a majority of the directors who are not interested persons of the Corporation, has approved such agreements annually since such shareholder approval was obtained. Whitehall is located at One State Street, New York, New York
10004.  Reaves is located at 10 Exchange
Place, Jersey City, New Jersey 07032.

The Custodian of the Corporation's portfolio securities is First Union National Bank,
Charlotte, North Carolina, pursuant to an Amended and Restated Custodian
Agreement dated as of December 31, 1986.


PROPOSAL RELATING TO AMENDMENT TO INVESTMENT
OBJECTIVES

Subject to approval by the holders of the majority the outstanding voting securities of the Corporation, the Board of Directors has adopted an amendment to the Corporation's investment objectives. The Corporation's investment objectives and policies were last amended by the shareholders of the Corporation at the annual meeting of shareholders on July 30, 1994.

Background

The Corporation's primary investment
objective is to seek as high a level of
current income which is consistent with
the preservation of capital. In accordance with its current income objective, the Corporation may invest its assets in, among other securities, debt obligations that are exempt from federal income tax under
Section 103(a) of the Internal Revenue Code
("Municipal Bonds") and in obligations
that generate taxable interest, such as
corporate bonds and debentures, Treasury
Bills and other securities issued by the federal government or its agencies, securities of deposit issued by domestic banks and other obligations that produce taxable interest ("Taxable Debt
Obligations").  Prior to 1991, the
Corporation's investment objectives required that at least 50% of the value of the Corporation's assets be invested in
Municipal Bonds. In 1991, the shareholders approved an amendment to the Corporation's investment objectives which deleted this requirement. This amendment empowered the Board of Directors to liquidate the Corporation's portfolio of Municipal Bonds should the Board determine, in its discretion, that such divestiture would be necessary or appropriate.

At a regularly scheduled meeting of the
Board of Directors of the Corporation
held in July 1998, the Board approved a
change in the Corporation's investment
strategy to divest the Corporation of its investments in Municipal Bonds after
April 1, 1999.  The Board authorized
management of the Corporation to reinvest the proceeds of the Municipal Bonds in Taxable Debt Obligations in accordance with the Corporation's current income investment objective, and in other securities, including equity securities, in accordance with the Corporation's secondary investment objective of providing long term capital appreciation. Under the Corporation's investment objectives, the Board would be authorized to resume its strategy of investing in Municipal Bonds at a later date.

Proposed Amendment

Following the Board's July 1998 action,
the Board determined that it would be
in the best interests of the Corporation and its shareholders to give management and the Corporation's investment advisers greater flexibility in the types of Taxable Debt
Obligations the Corporation may purchase.
Currently, the Corporation's investment
objectives permit the Corporation to invest assets, without restriction, in obligations rated no lower than A by Moody's and Standard and Poor's. The Board of Directors has approved an amendment to the Corporation's investment objectives, subject to approval by the Corporation shareholders, that would permit the Corporation to invest assets of the Corporation, without restriction, in obligations rated no lower than BBB by Moody's or Standard & Poor's.
A copy of the Corporation's investment
objectives and policies as currently in effect and as proposed to be amended is attached to this proxy statement as Exhibit A. The following paragraph sets forth the proposed amendment:

The Corporation's assets invested pursuant to its current income objective will be invested in obligations rated no lower than BBB by Moody's or Standard & Poor's, except that (i) the Corporation may purchase Temporary Investments having a Moody's rating of no lower than MIG-3 and (ii)the Corporation may invest up to 17.5% of its assets in more speculative and higher yielding Municipal Bonds that are rated lower than BBB (but no lower than B) or are unrated. If unrated, Municipal Bonds or Temporary Investments purchased by the
Corporation must be issued by a state or municipality with a rating of BBB or better and must have characteristics that, in the judgment of the Board of Directors, are consistent with obligations having ratings that meet the minimum acceptable ratings set forth herein.

The Board of Directors believes the flexibility provided by the foregoing amendment is appropriate in view of the change in investment strategy described above, which will result in the Corporation's replacing its Municipal Bond portfolio with Taxable Debt Obligations. The
Board believes the proposed amendment will increase the universe of securities the Corporation may acquire without a material adverse effect on the quality of the Corporation's portfolio.

In order for the proposed amendment to
become effective, it must be approved
by the holders of a majority of the
shares of the Corporation's common
stock entitled to vote.  The Board of
Directors recommends a vote FOR the
approval of the proposed amendment to
the Corporation's investment objective.


PROPOSAL RELATING TO
INVESTMENT
ADVISORY AGREEMENTS

Subject to approval of the holders of
the majority of the outstanding voting
securities of the Corporation, the
Corporation proposes to enter into an
Investment Advisory Agreement, dated as
of April 1, 1999, with each of Northern
Trust Bank of Florida, N.A. ("Northern
Trust") and Wellington Management
Company, LLP ("Wellington
Management").  The description of the
Investment Advisory Agreements set forth below is qualified in its entirety by the terms of each agreement, a copy of which is attached hereto as Exhibit B and Exhibit C, respectively. (Northern
Trust and Wellington Management are
hereafter referred to individually as a
"New Adviser" and collectively as the
"New Advisers" and, together with
Whitehall and Reaves, as the "Advisers.")

Interested Person Status of Certain of
the Corporation's Directors

Dolph W. von Arx, who is a member of
the Board of Directors of the Corporation and of Northern Trust of Florida
Corporation, which is the parent corporation of Northern Trust, owns 2002 shares of common stock of Northern Trust
Corporation, which is the parent corporation of Northern Trust of Florida Corporation.
By virtue of owning such shares, Mr. von
Arx will become an "interested person"
of the Corporation as defined in the
Investment Company Act of 1940 upon the
effectiveness of the Investment Advisory
Agreement between the Corporation and
Northern Trust. Currently, five members of the eleven- member Board of Directors of the Corporation are interested persons.
Following the effectiveness of the
Investment Advisory Agreement with
Northern Trust, six (a majority) of the
members of the Board will be interested
persons.

Terms of the Agreements

The Agreements authorize the New
Advisers to manage separate portions of
the Corporation's investment portfolio,
with each New Adviser having investment
discretion with respect to the portion
under its management.  The Board of
Directors has authorized Paul H.
Broyhill, the Chairman of the
Corporation, or E.D. Beach, the
President of the Corporation, to
allocate portions of the portfolio over
which each New Adviser shall be given
investment discretion.  The Corporation
from time to time may increase or
decrease the amount of assets under a
New Adviser's management, depending on
such factors as the investment
performance of the New Adviser in
relation to the fees charged by it,
management's perception of the benefits
of diversification of external
management of the Corporation's
investments and administrative
considerations.  The Corporation's
investment  portfolio as of September
30, 1998 was valued at approximately
$122.1 million, of which the
Corporation's two existing external
investment advisers, Whitehall and
Reaves, managed $16.2 million and $7.5
million, respectively, with the balance
of approximately $98.4 million being
managed internally and available to be
managed by Northern Trust and
Wellington Management.  The Corporation
currently expects that management will
maintain investment discretion with
respect to approximately $63.4 million
of the Corporation's investment
portfolio (based on the Corporation's
September 30, 1998 valuation).

The Agreements authorize and direct the
New Advisers to provide a continuous
investment program consistent with the
Corporation's investment objectives and
policies and instructions of the Board
of Directors.  The Corporation's
investments in the aggregate must
comply at all times with the
Corporation's objectives and policies,
regardless of whether such investments
are under the direct management of the
Board of Directors or of external
investment advisers.  The Corporation
may provide each New Adviser with
written instructions to enable the New
Adviser to comply with the
Corporation's investment objectives and
policies.  Such instructions would
reflect limitations on the New
Advisers' investment activities
designed to prevent inadvertent
violations of the Corporation's
policies that might otherwise result
from more than one adviser managing
separate portions of the Corporation's
assets.  Except for compliance with
these instructions, the New Advisers
will not be responsible for compliance
with any requirement that the overall
mix of the Corporation's assets meets
specified percentages.

The Agreements are for terms of two
years and may be renewed from year to
year by mutual consent, provided that
such renewal shall be specifically
approved at least annually by the Board
of Directors of the Corporation or by a
vote of the holders of the majority of
the outstanding shares of the
Corporation.  In either event, each of
the Agreements must be approved by a
majority of those Directors who are not
interested persons of the Corporation.
Each of the Agreements may be
terminated at any time, without payment
of any penalty, by the Board of
Directors of the Corporation or by a
vote of the holders of a majority of
the Corporation's shares on 60 days'
written notice to the New Adviser, or
by the New Adviser on 90 days' written
notice to the Corporation.  The
Agreements are not assignable by either
party.  In the event of assignment by
the New Adviser, the respective
Agreement automatically terminates.

Fees

The Investment Advisory Agreements
provide for the payment of quarterly
fees to the New Advisers.  The
quarterly fee payable to the New
Advisers will be payable in advance and
will be the product of the closing
value of the assets under management on
the last day of the preceding fiscal
quarter multiplied by the applicable
percentage set forth below, subject to
adjustment in the event the Corporation
contributes assets to or withdraws
assets from managed assets during the
quarter and in the event the Investment
Advisory Agreement is terminated prior
to the end of a quarter.

                    Quarterly Fee
                    (Percent of
Adviser             Closing Value)
Northern Trust      0.0875% (1)
Wellington
Management          0.075%
         ____________________

(1)  With respect to Northern Trust,
     the applicable percentage for
     assets in excess of $15 million
     will be 0.075% and for assets in
     excess of $20 million will be
     0.0625%.  Northern Trust's
     investment activities on behalf of
     the Corporation will include both
     fixed income investments and
     equity investments.

The foregoing fees were negotiated by
the Corporation with the New Advisers,
each independently of the other, and
reflect the customary fee structures of
such New Adviser for the type of
investment program requested by the
Corporation.

The Corporation currently proposes to
retain investment authority over
approximately $63.4 million of its
investment portfolio (based on the
Corporation's September 30, 1998
valuation) and grant investment
authority to the New Advisers in the
following amounts:

Northern Trust           $20 million
Wellington Management   $15 million

The Corporation may elect, at the
outset of the Investment Advisory
Agreements or thereafter, to grant
investment authority to the New
Advisers in amounts different from
those set forth above, depending on
such factors as management's perception
of the benefits of diversification of
external management of the
Corporation's investments and the
investment performance of the New
Advisers in relation to their advisory
fees.

Based on the above allocations, the
Investment Advisory Agreements would
have the following pro forma effect on
the Corporation's estimated annual
expenses for the fiscal year ending
March 31, 1999:

                    Percentage of
                    Net Assets
                    Actual(1)  Pro Forma(2)
Annual Expenses:

Management Fees          0.07%
Northern Trust
Agreement                     0.03%
Wellington Management
Agreement                     0.03%
Total Management Fees              0.13%

Other Expenses(3)        0.20%
Northern Trust
Agreement                        -%
Wellington Management
Agreement                        -%
Total Other Expenses               0.20%

Total Annual Expenses    0.27%
Northern Trust
Agreement                     0.03%
Wellington Management
Agreement                     0.03%
Total Annual Expenses              0.33%

     ______________

(1) Based on estimated amounts for the current fiscal year ending March 31, 1999.

(2)  After giving effect to the payment of
advisory fees to the New Advisers assuming

the Investment Advisory Agreements had been in effect beginning April 1, 1998 and the allocation of assets between the New Advisers set forth above.

(3)  Includes salaries,professional fees and
other expenses.

The table set forth above and the following example are intended to assist the Corporation's shareholders in understanding the indirect effect of the fees payable under each of the Investment Advisory Agreements on the shareholders' investment in the Corporation. To facilitate the shareholders' comparison of this fee structure with fee structures of other funds, the Securities and Exchange Commission requires the Corporation to assume a 5% annual return. The Corporation has interpreted "5% annual return" to mean growth in assets under management at a compounded annual rate of 5%.
The information set forth above and below should not be considered to be a representation of past or future expenses, and actual expenses may be greater or less than those shown.

Example

You would pay the following expenses on a $1,000 investment, assuming a 5% annual return:

          1 Year  3 Years  5 Years  10 Years
Northern
Trust
Agreement $3.38    $10.62   $18.55   $41.85

Wellington
Management
Agreement $3.00     $9.43   $16.48   $38.21

Information Concerning Northern Trust

Northern Trust is a national
banking association with its principal
offices located at 700 Brickell Avenue,
Miami, Florida 33131.  It is a wholly
owned subsidiary of Northern Trust of
Florida Corporation, 700 Brickell
Avenue, Miami, Florida, which in turn
is a wholly owned subsidiary of
Northern Trust Corporation, 50 South
LaSalle Street, Chicago, Illinois
60675.

Exhibit E is a list of Northern Trust's
principal executive officers and directors, all of whom may be reached at the principal offices of Northern Trust.

Northern Trust does not serve as adviser to any other registered investment company with similar investment objectives.

None of the officers or directors of the Corporation and none of the directors or executive officers of Northern Trust has purchased or sold any securities of Northern
Trust in excess of one percent of the
outstanding shares since the beginning
of the Corporation's last fiscal year.
None of the officers or directors of
the Corporation owns any securities of
or has any other direct or indirect
interest in Northern Trust, except for
Mr. von Arx as described above under
"Interested Person Status of Certain of
the Corporation's Directors. "

Information Concerning Wellington
Management

Wellington Management is a Massachusetts limited liability partnership with principal offices at 75 State Street, Boston,
Massachusetts 02109. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations and other institutions and individuals. Wellington Management's predecessor organizations have provided investment advisory services for over 60 years.
As of January 31, 1999, Wellington Management had investment management authority with respect to approximately $24 billion in assets.

Wellington Management is managed by its active partners. The managing partners of Wellington
Management as of January 31, 1999 were Robert W.
Doran, Duncan M. McFarland and John R. Ryan.
Exhibit F is a listing of the general
partners and Senior Vice Presidents of
Wellington Management as of January 31, 1999, all of whom may be reached at the principal offices of the firm.

Wellington Management does not serve as adviser to any other registered investment company with similar investment objectives.

Brokerage Commissions

          The Corporation paid
brokerage commissions in the aggregate
of $85,847 during the fiscal year ended
March 31, 1998.  Except with respect to
brokerage commissions paid to Reaves,
which is an affiliated person of the
Corporation by virtue of its serving as
an investment adviser to the
Corporation, no brokerage commissions
were paid to affiliated persons of the
Corporation or to affiliated persons of
such affiliated persons, or to any
broker an affiliated person of which is
an affiliated person of the Corporation
or of Whitehall or Reaves.  For the
fiscal year ended March 31, 1998, the
Corporation paid Reaves brokerage
commissions in the aggregate amount of
$34,802.  For the fiscal year ended
March 31, 1998, such amount represented
40.5% of the aggregate brokerage
commissions paid by the Corporation to
all brokers.  With the exception of
those Advisers whose investment
activities are or will be limited to
principal transactions involving fixed
income securities, the Advisers'
commissions are limited to the lesser
of (i) 50% of the regular New York
Stock Exchange rates, (ii) the maximum
amount permissible pursuant to Section
17(e) of the Investment Company Act of
1940 or (iii) $.07 per share.  In
addition, the amounts paid to an
Adviser in commissions and fees (as
described above) shall not exceed 2% of
the average daily market value of the
Corporation's assets under such
Adviser's management for the preceding
fiscal year.

Recommendation of the Board of
Directors

          The Board of Directors
approved each of the proposed
Investment Advisory Agreements at a
meeting of the Board of Directors held
on Wednesday, February 17, 1999 in
Charlotte, North Carolina.  The
principal factor in the Board's
approval of the Investment Advisory
Agreements is the Board's judgment that
the engagement of additional advisers
with strong reputations in fixed income
investments would better enable the
Corporation to replace its Municipal
Bond portfolio with Taxable Debt
Obligations, pursuant to the change in
investment strategy described above
(see "Proposal Relating to Amendment to
Investment Objectives").  The Board
also considered the reputation of each
of Northern Trust and Wellington
Management, the amount of assets under
their respective management, the
financial strength of each institution
and similar factors.

          In order for each of the
proposed Investment Advisory Agreements
to become effective, it must be
approved by the holders of a majority
of the shares of the Corporation's
common stock entitled to vote.  The
Board of Directors recommends a vote
FOR the approval of the Corporation's
proposed Investment Advisory Agreement
with each of Northern Trust and
Wellington Management.

PRINCIPAL SHAREHOLDERS

The following table reflects
information concerning all directors
and executive officers individually and
as a group, and those persons known to
the Corporation to own beneficially 5%
or more of the Corporation's Common
Stock as of February 5, 1999:


          Amount and Nature of Beneficial
             Ownership of Common Stock

              Voting and           Percent of
          Investment Power        Outstanding
Name          Sole      Shared     Common Stock

Directors and Executive Officers

E. D. Beach       300    87,043 (1)      1.8%

James T.
Broyhill      785,788     96,212         17.9%

Paul H.
Broyhill    1,301,420(2)  206,208 (1)     30.6%

William E.
Cooper        3,240          0           (3)

Lawrence Z.
Crockett        200              0          (3)

Willard A.
Gortner       166,469      691,653         17.4%

Allene B.
Heilman       470,298      29,777         10.1%

Harry
Heltzer           200       6,060        (3)

Gene A.
Hoots              25           0        (3)

Dolph W.
von Arx         25         --            (3)

Michael
Landry          25         --            (3)


All directors 2,727,990   1,030,980      76.2%
and executive
officers as
a group
(11 persons)

Five Percent
Shareholders


Satie E.    661,877        122,493       15.9%
Gortner
PH-1 4601 Gulf ShoreBlvd. North
Naples, FL  33940-2215

Broyhill  316,871           0      6.4%
Investments,Inc.
Golfview Park
Lenoir, NC  28645

__________________________

(1) Includes 85,973 shares owned of
    record by Broyhill Family
    Foundation, Inc., a non-profit
    corporation.  By resolution of the
    Foundation trustees, E. D. Beach
    and Paul H. Broyhill control the
    voting and disposition of shares
    of the Corporation owned by the
    Foundation.

(2) Includes 316,871 shares owned of
    record by Broyhill Investments,
    Inc., the voting stock of which is
    principally owned by Paul H.
    Broyhill and his immediate family.

(3) Total shares represent less than
    1.0% of the Corporation's
    outstanding Common Stock.


SHAREHOLDER PROPOSALS

In order to be included in proxy material for the 1999 annual meeting of shareholders, shareholder proposals must be received at the offices of the Corporation by March 19,1999.


ANNUAL AND SEMI-ANNUAL REPORTS

The Corporation will furnish, without charge, to any shareholder a copy of its annual report for the fiscal year ended March 31, 1998 and its semi-annual report for the six months ended
September 30, 1998 to any shareholder upon request. Any such request should be sent to Carol Frye, Assistant Secretary, Golfview
Park, Lenoir, North Carolina 28645. A stamped, addressed postal card is enclosed for use in requesting such report. The annual report was previously furnished to shareholders on May 22, 1998 and the semi-annual report for the six months ended September 30, 1998 was previously furnished to shareholders on or about November
13, 1998.


                              EXHIBIT A
                      (Revised March 1999)

INVESTMENT OBJECTIVES AND POLICIES OF
BMC FUND, INC.

Investment Objectives

The Corporation's investment objectives are two-fold. The majority of the Corporation's assets will be invested in accordance with its first objective, which is to seek as high a level of current income as is consistent with the preservation of capital. The balance of the Corporation's assets will be invested in accordance with its second objective, which is to provide long term capital appreciation. The
Corporation's investment objectives may not be amended without the approval of a majority of the holders of the Corporation's outstanding voting securities.

Current Income. In accordance with its current income objective, the Corporation may invest its assets in (i) debt obligations that are exempt from federal income tax under Section
103(a) of the Internal Revenue Code (the
"Code"), including debt obligations issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multi-state agencies or authorities, the interest on which is exempt from federal income tax ("Municipal
Bonds"); (ii) project notes the interest on which is exempt from federal income tax under
Section 11(b) of the United States Housing Act of 1937, as amended, and bond, tax or revenue anticipation notes issued by states or municipalities with a term, when issued, of less than three years ("Temporary Investments"); and
(iii) securities of investment companies having a similar investment objective, subject to limitations of the Investment Company Act of 1940 on ownership of investment company securities. (The investments described in clauses (i) through (iii) hereinafter are referred to collectively as "Tax-Exempt
Securities.")

         In accordance with its
current income objective, the
Corporation may also invest its assets
in obligations that generate taxable
interest, such as corporate bonds and
debentures, Treasury bills and other
securities issued by the federal
government or its agencies,
certificates of deposit issued by
domestic banks and other obligations
that produce taxable interest.

         The Corporation's assets
invested pursuant to its current income
objective will be invested in
obligations rated no lower than BBB by
Moody's or Standard & Poor's, except
that (i) the Corporation may purchase
Temporary Investments having a Moody's
rating of no lower than MIG-3 and (ii)
the Corporation may invest up to 17.5%
of its assets in more speculative and
higher yielding Municipal Bonds that
are rated lower than BBB (but no lower
than B) or are unrated.  If unrated,
Municipal Bonds or Temporary
Investments purchased by the
Corporation must be issued by a state
or municipality with a rating of BBB or
better and must have characteristics
that, in the judgment of the Board of
Directors, are consistent with
obligations having ratings that meet
the minimum acceptable ratings set
forth herein.

         Subsequent to the purchase
by the Corporation of an issue of Tax-
Exempt Securities, the issue may cease
to be rated or its rating may be
reduced below the minimum required for
purchase by the Corporation.  Neither
event will require the elimination of
such obligation from the Corporation's
portfolio, but the Corporation will
consider such an event in determining
whether to continue to hold such
obligation in its portfolio.  To the
extent that the ratings given by
Moody's or Standard & Poor's for
Municipal Bonds or by Moody's for
Temporary Investments may change as a
result of changes by such rating
organizations, or changes in their
rating systems, the Corporation will
attempt to use comparable ratings as
standards for its investments in
Municipal Bonds or Temporary
Investments in accordance with this
investment objective.

         Capital Appreciation.  The
Corporation's second investment
objective is to provide long term
capital appreciation.  Whatever current
income would be generated by the
Corporation pursuant to this objective
would likely be incidental to the
objective of capital growth.

         The Corporation will attempt
to accomplish this objective by
investing primarily in common stocks,
preferred stocks and beneficial
interests and warrants, options or
other rights to acquire common stocks,
preferred stocks and beneficial
interests.  In addition, the
Corporation also may invest in precious
metals, precious stones and real
estate.  From time to time management
may attempt to assume temporarily a
defensive position with respect to
those assets dedicated to capital
growth.  Management's judgment in this
regard may result in the acquisition of
short term investments, securities
issued by the federal government or its
agencies, commercial paper and
certificates of deposit issued by
domestic banks.

         If an investment complies
with a non-statutory percentage
restriction set forth in the
Corporation's investment objectives and
policies at the time the investment is
made, a later change in market value of
the investment or of other assets of
the Corporation, or in any ratings,
will not be deemed to result in a
violation of the percentage
restriction.

Fundamental Policies

         Subject to the restrictions
and limitations of the Corporation's
investment objectives set forth above,
the following fundamental policies will
govern the Corporation's investment
activities and may not be changed
without approval by the holders of a
majority of the Corporation's
outstanding voting securities:

         1.   The Corporation will
not issue any senior securities.

         2.   The Corporation will
    not engage in the making of short
    sales, purchases on margin or the
    writing of put options; however,
    to the extent of 10% of its
    assets, the Corporation may write
    call options with respect to
    securities owned by the
    Corporation.

         3.   The Corporation may
    obtain such short-term credit as
    is necessary for the clearance of
    securities transactions or for
    similar short-term or temporary
    purposes.  In any event, the total
    amount outstanding shall not
    exceed 20% of the value of the
    Corporation's assets immediately
    following any such borrowing.

         4.   The Corporation will
    not underwrite the securities of
    other issuers, except insofar as
    the Corporation may purchase secu-

    rities of other issuers under
    circumstances in which the
    Corporation, were it later to
    publicly offer or sell such secu-

    rities, might be deemed to be an
    underwriter for the purposes of
    the Securities Act of 1933.

         5.   The Corporation may
    invest up to 25% of the value of
    its assets in securities (other
    than U.S. Government securities
    and securities of other regulated
    investment companies) of any one
    issuer or two or more issuers
    controlled by the Corporation and
    engaged in related businesses.
    The Corporation may acquire
    securities of other investment
    companies, provided that after
    such acquisition the Corporation,
    and any company or companies
    controlled by the Corporation, own
    in the aggregate (i) not more than
    3% of the total outstanding voting
    stock of such other investment
    company; (ii) securities issued by
    such other investment company
    having an aggregate value of not
    more than 5% of the value of the
    Corporation's assets; and (iii)
    securities issued by such other
    investment company and all other
    investment companies (other than
    treasury stock of the Corporation)
    having an aggregate value of not
    more than 10% of the value of the
    Corporation's assets.  The
    registrant may acquire securities
    of other investment companies
    without regard to the above
    limitations, however, if
    immediately after such acquisition
    not more than 3% of the total
    outstanding stock of such other
    investment company or companies is
    owned by the Corporation and all
    affiliated persons of the
    Corporation.  The intent of this
    policy is to permit the
    Corporation to invest in
    securities of other investment
    companies to the extent permitted
    by section 12 of the Investment
    Company Act of 1940.

         6.   Except to the extent of
    30% of its assets, the Corporation
    will not engage in the purchase,
    sale or holding of interests in
    real estate.  This restriction is
    in part a result of the
    potentially illiquid nature of
    such an investment.  The
    Corporation, however, may
    purchase, hold or sell tax-exempt
    revenue bonds representing
    interests in real estate and
    beneficial interests in real
    estate investment trusts.  The
    Corporation may also engage in the
    purchase or sale of mortgage loans
    to the extent of 10% of the value
    of its assets.

         7.   The Corporation may
    engage in the purchase or sale of
    precious metals and precious
    stones only to the extent of 5% of
    its assets.  This restriction is
    in part a result of the
    potentially illiquid nature of
    such an investment.  The
    Corporation will not engage,
    however, in the purchase or sale
    of commodity contracts.

         8.   The Corporation may
    engage in the making of loans to
    other persons only to the extent
    of 20% of its assets and only in
    compliance with the Investment
    Company Act of 1940 and the North
    Carolina Business Corporation Act.
    This restriction is in part a
    result of the potentially illiquid
    nature of such an investment.  The
    Corporation may purchase debt
    securities, however, in accordance
    with its investment objectives in
    excess of 5% of its assets.

         9.   The Corporation
    anticipates that its portfolio
    turnover rate (the lesser of
    purchases or sales of portfolio
    securities for the year divided by
    the monthly average value of the
    portfolio securities) will usually
    not exceed 100%.  The Corporation
    may sell a portion of its
    portfolio, however, in
    anticipation of a rise in interest
    rates (market decline), or it may
    purchase securities in
    anticipation of a decline in
    interest rates (market rise) and
    thereafter sell them.  Addition-

    ally, the Corporation may sell a
    security and then purchase another
    one of comparable quality at
    approximately the same time to
    take advantage of what the Board
    of Directors believes to be a
    temporary disparity in the normal
    yield relationship between the two
    securities.  These yield
    disparities may occur for reasons
    not directly related to the
    investment quality of particular
    issues or the general movement of
    interest rates, such as changes in
    the overall demand for, or supply
    of, various types of tax-exempt
    securities.  Accordingly, the
    Corporation's portfolio turnover
    rate could exceed 100% in
    particular years.  Such portfolio
    turnover rate, however, will not
    be a limiting factor when the
    Corporation deems the purchase or
    sale of a security to be
    consistent with its fundamental
    objective and policies.

         10.       The Corporation
    will observe all restrictions and
    requirements of the Code necessary
    to maintain its status as a
    regulated investment company under
    the Code and to avoid incurring
    the personal holding company
    income tax imposed by the Code on
    undistributed personal holding
    company income.

         11.       The Corporation
    shall operate as a closed-end,
    non-diversified management
    company.

Other Investment Policies

         Subject to the restrictions
and limitations of the Corporation's
investment objectives set forth above,
the following policies will govern the
Corporation's investment activities and
may be changed by the Board of
Directors without approval by the
holders of a majority of the
Corporation's outstanding voting
securities:

         1.   The Corporation will
    not invest in any security that
    would cause more than 25% of the
    value of its assets to be invested
    in securities of issuers in any
    one industry.  The Corporation may
    invest its assets in Municipal
    Bonds, which generally cannot be
    classified by industry, and may
    invest as much as 40% of the value
    of its assets in Municipal Bonds
    the issuers of which are located
    in North Carolina.

         2.   The Corporation may
    engage in the purchase and sale of
    securities of foreign issuers only
    to the extent of 20% of its
        assets.

                         EXHIBIT B
INVESTMENT ADVISORY AGREEMENT

    THIS AGREEMENT, is made as of the
lst day of April, 1999, between BMC
Fund, Inc., a North Carolina
corporation (the "Fund"), and Northern
Trust Bank of Florida, N.A., a national
banking association (the "Adviser").

    WHEREAS, the Fund is a closed-end
management investment company
registered under the Investment Company
Act of 1940 (the "1940 Act");

    WHEREAS, the Adviser is a national
banking association that provides
investment advisory services as a part
of its general banking activities; and

    WHEREAS, the Fund desires to
retain the Adviser to render investment
services with respect to a portion of
the Fund's investment assets, and the
Adviser is willing to render such
services;

    NOW, THEREFORE, in consideration
of the mutual covenants herein
contained, the Fund and the Adviser
agree as follows:

    1.   Appointment of Adviser.  The
Fund hereby appoints the Adviser to act
as investment adviser with respect to
the investment assets identified in
Annex A attached hereto (the "Assets")
in accordance with the terms and
conditions set forth below, and the
Adviser hereby accepts such
appointment.

    2.   Assets.  The Fund may add or
remove assets from the Adviser's
management upon 10 days' notice to the
Adviser or such shorter period agreed
to by the Fund and the Adviser.  The
Fund represents that the Assets are
lawfully owned by the Fund, that there
are no restrictions (whether arising
out of contract, operation of law or
otherwise) on the transfer, sale or
public distribution thereof and that
neither the Fund nor any affiliated
person of the Fund is an affiliated
person of any issuer whose securities
are included in the Assets.

    3.   Advisory Duties.  The
Adviser shall manage, subject to the
supervision and control of the Board of
Directors of the Fund, the Assets in
accordance with the Fund's investment
objectives and policies, a copy of
which has been provided to the Adviser
(the "Objectives and Policies"), as
amended from time to time, and in
accordance with the following
understandings:

         (a)  The Adviser shall
    provide a continuous investment
    program with respect to the Assets
    in accordance with the Objectives
    and Policies and the instructions
    of the Board of Directors of the
    Fund.  The Adviser will have no
    responsibility for determining
    that the total assets of the Fund
    are invested in compliance with
    any requirement of the Objectives
    and Policies that specific
    percentages of such total assets
    be invested pursuant to particular
    objectives.

         (b)  The Adviser shall
    provide investment advisory,
    research, statistical and clerical
    services relating to its
    management of the Assets.

         (c)  The Adviser, in the
    performance of its duties and
    obligations under this Agreement,
    shall act in conformity with the
    Articles of Incorporation and
    Bylaws of the Fund, the
    instructions of the Board of
    Directors of the Fund, the
    requirements of the 1940 Act, the
    rules of the Securities and
    Exchange Commission (the
    "Commission") and all other
    applicable federal and state laws
    and regulations.

         (d)  (i)  The Adviser will
    execute all trades on behalf of
    the Registrant involving exchange
    listed securities through floor
    brokers selected by the Adviser.
    Commissions paid to the Adviser by
    the Fund with respect to such
    transactions shall not exceed the
    lesser of (i) 50% of the regular
    New York Stock Exchange, Inc.
    rates in effect immediately prior
    to the institution of fully
    negotiated rates, (ii) $0.07 per
    share or (iii) the maximum amount
    permissible pursuant to Section
    17(e) of the 1940 Act and the
    rules of the Securities and
    Exchange Commission thereunder;
    provided, the amounts paid to the
    Adviser in commissions, when added
    to the fees paid to the Adviser
    pursuant to Section 8 of the
    Agreement, shall not exceed 2% of
    the average daily total market
    value of the Registrant's assets
    under the Adviser's management for
    the preceding fiscal year.

              (ii) Without the
    written consent of the Fund and
    compliance with the 1940 Act and
    the rules of the Commission
    thereunder, the Adviser shall not
    cause the Fund to purchase
    securities from the Adviser, or
    any affiliated person of the
    Adviser, acting as principal and
    shall not cause the Adviser to
    purchase securities from any
    syndicate or selling group of
    which the Adviser or any
    affiliated person of the Adviser
    is a member.  The Adviser may
    refrain from advising the Fund
    concerning securities of companies
    of which any of the directors,
    officers or employees of the
    Adviser or of affiliated persons
    of the Adviser are directors,
    officers or employees, or
    concerning securities of companies
    for which the Adviser or its
    affiliated persons act as
    financial adviser.

              (iii)     When the
    Adviser deems the purchase or sale
    of a security to be in the best
    interests of the Fund as well as
    other customers, the Adviser, to
    the extent permitted by applicable
    laws and regulations, may
    aggregate the securities to be
    sold or purchased in order to
    obtain the best execution and most
    favorable price.  In such event,
    allocation of the securities so
    purchased or sold, as well as the
    expenses incurred in the
    transaction, will be made by the
    Adviser in the manner it considers
    to be the most equitable and
    consistent with its fiduciary
    obligations to the Fund and to
    such other customers.

         (e)  The Adviser shall
    provide the Custodian, as defined
    below, and the Fund on each
    business day with a list of all
    securities transactions directed
    by the Adviser for the prior
    business day and shall render to
    the Fund's Board of Directors such
    other periodic and special reports
    as the Board may reasonably
    request.

         (f)  The investment
    management services of the Adviser
    to the Fund under this Agreement
    are not to be deemed exclusive,
    and the Adviser shall be free to
    render similar services to others.

    4.   Custody of Assets.  First
Union National Bank, Charlotte, North
Carolina (the "Custodian") will retain
custody of the Assets.  The Fund will
cause the Custodian to settle purchases
and sales of securities made by the
Adviser in connection with the
Adviser's management of the Assets,
through delivery of securities, payment
of funds or such other acts as may be
necessary to fulfill such custodial
responsibilities.  Instructions
concerning purchases and sale of
securities by the Adviser on behalf of
the Fund shall be communicated to the
Custodian and the Fund in a manner
agreed to by the Fund, the Custodian
and the Adviser.  Fees charged by the
Custodian shall continue to be the
responsibility of the Fund.

    5.   Books and Records.  The
Adviser shall maintain and preserve the
books and records relating to
securities transactions on behalf of
the Fund in accordance with Section 31
of the 1940 Act and the rules of the
Commission thereunder, including,
without limitation, Rule 31a-1(f).  The
Adviser agrees that all such books and
records are the property of the Fund
and that it will surrender promptly to
the Fund any of such books and records
upon the Fund's request.  The Adviser
further agrees to preserve for the
periods prescribed by Rule 31a-2 under
the 1940 Act any such books and records
as are required to be maintained by
Rule 31a-1(f) under the 1940 Act.

    6.   Reports to Adviser.  The
Fund agrees to furnish the Adviser at
its principal office all prospectuses,
proxy statements, reports to
shareholders, sales literature or other
material prepared for distribution to
shareholders of the Fund or the public,
which refer in any way to the Adviser,
10 days prior to use thereof and not to
use such material if the Adviser should
object thereto in writing within seven
days after receipt of such material.
The Fund shall furnish or otherwise
make available to the Adviser such
other information relating to the
business affairs of the Fund as the
Adviser at any time, or from time to
time, reasonably requests in order to
discharge its obligations hereunder.

    7.   Expenses.  During the term
of this Agreement, the Adviser will pay
all expenses incurred by it in
connection with its activities under
this Agreement other than the cost of
securities purchased for the Fund and
the taxes and brokerage commissions, if
any, payable in connection with the
purchase and of such securities.

    8.   Compensation of the Adviser.


         (a)  For the services to be
    rendered by the Adviser as
    provided in this Agreement, the
    Fund shall pay to the Adviser a
    quarterly fee in advance.  The fee
    for a succeeding quarter will be
    the product of the closing market
    value of the Assets on the last
    day of the preceding fiscal
    quarter (the "Closing Value")
    multiplied by the applicable
    percentage set forth below (the
    "Applicable Percentage");
    provided, however, that the
    quarterly fee payable to the
    Adviser with respect to the
    quarter commencing April 1, 1999
    will be the product of the value
    of the Assets first placed under
    the management of the Adviser as
    of April 1, 1999 multiplied by the
    Applicable Percentage.

Applicable
Percentage          Closing Value
 .0875% of the first     $15 million
 .075% of the next       $ 5 million
 .0625% of amounts over  $20 million

The quarterly fee calculated as
set forth above will be subject to
the following adjustments:

(i)  In the event the Fund,during any fiscal
quarter,contributes additionalassets to be managed by theAdviser(the "Additional
Assets"),the quarterly fee shall be the
product of the Closing Value times the
Applicable Percentage, reduced by an amount equal to the closing market value of the Additional Assets on the date of contribution multiplied by a fraction the numerator of which is the number of days during such fiscal quarter that the Additional Assets were under management and the denominator of which is the total number of days in such fiscal quarter.

(ii) In the event the Fund, during any fiscal quarter, withdraws assets from the Adviser's management (the "Withdrawn Assets"), the quarterly fee shall be the product of the Closing Value times the Applicable Percentage, increased by an amount equal to the closing value of the Withdrawn Assets on the date of withdrawal multiplied by a fraction the numerator of which is the number of date during such fiscal quarter that the Withdrawn
Assets were under management and the
denominator of which is the total number of days in the fiscal quarter.
(iii)     In the event of termination of this
Agreement prior to the end of a quarter, the Adviser shall repay the Fund a pro rata portion of the quarterly fee for such quarter based on the number of days elapsed in the then-current fiscal quarter as a percentage of the total number of days in such quarter.

There shall be no adjustment of the fee payable under this Agreement for fluctuations during a fiscal quarter in the value of Assets under management prior to the date the Closing Value is determined in accordance with this
Section 8.

(b) After the end of each fiscal quarter, the Adviser shall submit to the Fund a report showing the amount of the fee properly payable to the Adviser hereunder and the detailed calculation thereof. The Fund shall pay the Adviser such fee not later than 30 days after its receipt of such report. Failure of the Fund to pay the fee when due shall entitle the Adviser to pay the fee from cash assets of the Fund under its management.

    9.   Limitation of Liability.  In
the absence of (i) willful misfeasance,
bad faith or gross negligence on the
part of the Adviser in performance of
its obligations and duties hereunder,
(ii) reckless disregard by the Adviser
of its obligations and duties hereunder
or (iii) a loss resulting from a breach
of fiduciary duty with respect to the
receipt of compensation of services (in
which case any award of damages shall
be limited to the period and the amount
set forth in Section 36(b)(3) of the
1940 Act), the Adviser shall not be
subject to any liability whatsoever to
the Fund, or to any shareholder of the
Fund, for any error of judgment,
mistake or law or any other act or
omission in the course of, or connected
with, rendering services hereunder
including, without limitation, for any
losses that may be sustained in
connection with the purchase, holding,
redemption or sale of any security on
behalf of the Fund.  The federal
securities laws impose liabilities
under certain circumstances on persons
who act in good faith, and therefore
nothing herein shall in any way
constitute a waiver or limitation of
any rights which the undersigned may
have under any federal securities laws.

    10.  Duration and Termination.
This Agreement shall, if approved by
the vote of a majority of the
outstanding voting securities of the
Fund at the special meeting of
shareholders on March 19,1999,
become effective on April 1, 1999 and
shall continue in effect until March
31, 2001,  and thereafter only so long
as such continuance is approved at
least annually by a vote of the Fund's
Board of Directors (including at least
a majority of the directors who are not
interested persons of the Fund), cast
in person at a meeting called for the
purpose of voting on such approval.  In
addition, the Fund may present to its
shareholders the question of
continuance of the Agreement; in such
event, such continuance shall be
effective only if approved by the
affirmative vote of a majority of the
outstanding voting securities of the
Fund.

    This Agreement may be terminated
at any time, without payment of any
penalty, either by vote of the Board of
Directors of the Fund or by vote of a
majority of the outstanding voting
securities of the Fund, on 60 days'
written notice to the Adviser.  This
Agreement shall not be assigned by
either party and shall automatically
terminate in the event of its
assignment.  This Agreement may be
terminated by the Adviser on 60 days'
written notice to the Fund.  Any notice
under this Agreement shall be given in
writing, addressed and delivered, or
mailed postpaid, to the other party as
follows:

If to the Fund:     E. D.Beach
                    President
                    BMC Fund, Inc.
                    P. O. Box 500
                    Golfview Park
                    Lenoir, NC 28645

If to the Adviser:  Northern Trust Bank
                    of Florida, N.A.
                    700 Brickell Avenue
                    Miami, Florida  33131
                    Attention:____________

    11.  Independent Contractor.  The
Adviser shall for all purposes herein
be deemed to be an independent
contractor and shall, unless otherwise
expressly provided herein or authorized
by the Board of Directors of the Fund
from time to time, have no authority to
act for or represent the Fund in any
way or otherwise be deemed an agent for
the Fund.

    12.  Amendment of Agreement.
This Agreement may be amended by mutual
consent, but the consent of the Fund
must be approved (a) by vote of a
majority of the members of the Board of
Directors who are not interested
persons of the Fund, cast in person at
a meeting called for the purpose of
voting on such amendment, and (b) by
vote of a majority of the outstanding
voting securities of the Fund.

    13.  Definitions.  As used in
this Agreement, the terms "affiliated
person," "assignment," "interested
persons" and "vote of a majority of the
outstanding voting securities" shall
have the respective meanings set forth
in Section 2(a)(3), Section 2(a)(4),
Section 2(a)(19) and Section 2(a)(42)
of the 1940 Act.

    14.  Governing Law.  This
Agreement shall be governed by and
construed in accordance with the laws
of the State of North Carolina.

    15.  Miscellaneous.  The Fund
acknowledges that it has reviewed the
Adviser's Form ADV, Part II, as
amended, at least forty-eight hours
prior to entering into this Agreement.

    IN WITNESS WHEREOF, the parties
hereto have caused this instrument to
be executed by their officers
designated below as of the day and year
first above written.


ATTEST:             BMC FUND, INC.


________________    ______________________
                    E. D. Beach
                    President


ATTEST:             NORTHERN TRUST BANK
                    OF FLORIDA, N.A.


_______________     ___________________
                    Name:
                    Title:

                              ANNEX A

DESCRIPTION OF ASSETS

                              EXHIBIT C


INVESTMENT ADVISORY AGREEMENT


    THIS AGREEMENT, is made as of the
lst day of April, 1999, between BMC
Fund, Inc., a North Carolina
corporation (the "Fund"), and
Wellington Management Company, LLP, a
Massachusetts limited liability
partnership (the "Adviser").

    WHEREAS, the Fund is a closed-end
management investment company
registered under the Investment Company
Act of 1940 (the "1940 Act");

    WHEREAS, the Adviser is an
investment adviser registered under the
Investment Advisers Act of 1940; and

    WHEREAS, the Fund desires to
retain the Adviser to render investment
services with respect to a portion of
the Fund's investment assets, and the
Adviser is willing to render such
services;

    NOW, THEREFORE, in consideration
of the mutual covenants herein
contained, the Fund and the Adviser
agree as follows:

    1.   Appointment of Adviser.  The
Fund hereby appoints the Adviser to act
as investment adviser with respect to
the investment assets identified in
Annex A attached hereto (the "Assets")
in accordance with the terms and
conditions set forth below, and the
Adviser hereby accepts such
appointment.

    2.   Assets.  The Fund may add or
remove assets from the Adviser's
management upon 10 days' notice to the
Adviser or such shorter period agreed
to by the Fund and the Adviser.  The
Fund represents that the Assets are
lawfully owned by the Fund, that there
are no restrictions (whether arising
out of contract, operation of law or
otherwise) on the transfer, sale or
public distribution thereof and that
neither the Fund nor any affiliated
person of the Fund is an affiliated
person of any issuer whose securities
are included in the Assets.

    3.   Advisory Duties.  The
Adviser shall manage, subject to the
supervision and control of the Board of
Directors of the Fund, the Assets in
accordance with the Fund's investment
objectives and policies, a copy of
which has been provided to the Adviser
(the "Objectives and Policies"), as
amended from time to time, and in
accordance with the following
understandings:

         (a)  The Adviser shall
    provide a continuous investment
    program with respect to the Assets
    in accordance with the Objectives
    and Policies and the instructions
    of the Board of Directors of the
    Fund.  The Adviser will have no
    responsibility for determining
    that the total assets of the Fund
    are invested in compliance with
    any requirement of the Objectives
    and Policies that specific
    percentages of such total assets
    be invested pursuant to particular
    objectives.

         (b)  The Adviser shall
    provide investment advisory,
    research, statistical and clerical
    services relating to its
    management of the Assets.

         (c)  The Adviser, in the
    performance of its duties and
    obligations under this Agreement,
    shall act in conformity with the
    Articles of Incorporation and
    Bylaws of the Fund, the
    instructions of the Board of
    Directors of the Fund, the
    requirements of the 1940 Act, the
    rules of the Securities and
    Exchange Commission (the
    "Commission") and all other
    applicable federal and state laws
    and regulations.

         (d)  (i)  [Intentionally
    omitted.]

              (ii) Without the
    written consent of the Fund and
    compliance with the 1940 Act and
    the rules of the Commission
    thereunder, the Adviser shall not
    cause the Fund to purchase
    securities from the Adviser, or
    any affiliated person of the
    Adviser, acting as principal and
    shall not cause the Adviser to
    purchase securities from any
    syndicate or selling group of
    which the Adviser or any
    affiliated person of the Adviser
    is a member.  The Adviser may
    refrain from advising the Fund
    concerning securities of companies
    of which any of the directors,
    officers or employees of the
    Adviser or of affiliated persons
    of the Adviser are directors,
    officers or employees, or
    concerning securities of companies
    for which the Adviser or its
    affiliated persons act as
    financial adviser.

              (iii)     When the
    Adviser deems the purchase or sale
    of a security to be in the best
    interests of the Fund as well as
    other customers, the Adviser, to
    the extent permitted by applicable
    laws and regulations, may
    aggregate the securities to be
    sold or purchased in order to
    obtain the best execution and most
    favorable price.  In such event,
    allocation of the securities so
    purchased or sold, as well as the
    expenses incurred in the
    transaction, will be made by the
    Adviser in the manner it considers
    to be the most equitable and
    consistent with its fiduciary
    obligations to the Fund and to
    such other customers.

         (e)  The Adviser shall
    provide the Custodian, as defined
    below, and the Fund on each
    business day with a list of all
    securities transactions directed
    by the Adviser for the prior
    business day and shall render to
    the Fund's Board of Directors such
    other periodic and special reports
    as the Board may reasonably
    request.

         (f)  The investment
    management services of the Adviser
    to the Fund under this Agreement
    are not to be deemed exclusive,
    and the Adviser shall be free to
    render similar services to others.

    4.   Custody of Assets.  First
Union National Bank, Charlotte, North
Carolina (the "Custodian") will retain
custody of the Assets.  The Fund will
cause the Custodian to settle purchases
and sales of securities made by the
Adviser in connection with the
Adviser's management of the Assets,
through delivery of securities, payment
of funds or such other acts as may be
necessary to fulfill such custodial
responsibilities.  Instructions
concerning purchases and sale of
securities by the Adviser on behalf of
the Fund shall be communicated to the
Custodian and the Fund in a manner
agreed to by the Fund, the Custodian
and the Adviser.  Fees charged by the
Custodian shall continue to be the
responsibility of the Fund.

    5.   Books and Records.  The
Adviser shall maintain and preserve the
books and records relating to
securities transactions on behalf of
the Fund in accordance with Section 31
of the 1940 Act and the rules of the
Commission thereunder, including,
without limitation, Rule 31a-1(f).  The
Adviser agrees that all such books and
records are the property of the Fund
and that it will surrender promptly to
the Fund any of such books and records
upon the Fund's request.  The Adviser
further agrees to preserve for the
periods prescribed by Rule 31a-2 under
the 1940 Act any such books and records
as are required to be maintained by
Rule 31a-1(f) under the 1940 Act.

    6.   Reports to Adviser.  The
Fund agrees to furnish the Adviser at
its principal office all prospectuses,
proxy statements, reports to
shareholders, sales literature or other
material prepared for distribution to
shareholders of the Fund or the public,
which refer in any way to the Adviser,
10 days prior to use thereof and not to
use such material if the Adviser should
object thereto in writing within seven
days after receipt of such material.
The Fund shall furnish or otherwise
make available to the Adviser such
other information relating to the
business affairs of the Fund as the
Adviser at any time, or from time to
time, reasonably requests in order to
discharge its obligations hereunder.

    7.   Expenses.  During the term
of this Agreement, the Adviser will pay
all expenses incurred by it in
connection with its activities under
this Agreement other than the cost of
securities purchased for the Fund and
the taxes and brokerage commissions, if
any, payable in connection with the
purchase and of such securities.

    8.   Compensation of the Adviser.

         (a)  For the services to be
    rendered by the Adviser as
    provided in this Agreement, the
    Fund shall pay to the Adviser a
    quarterly fee in advance.  The fee
    for a succeeding quarter will be
    the product of the closing market
    value of the Assets on the last
    day of the preceding fiscal
    quarter (the "Closing Value")
    multiplied by 0.075%; provided,
    however, that the quarterly fee
    payable to the Adviser with
    respect to the quarter commencing
    April 1, 1999 will be the product
    of the value of the Assets first
    placed under the management of the
    Adviser as of April 1, 1999
    multiplied by 0.075%.  The
    quarterly fee calculated as set
    forth above will be subject to the
    following adjustments:

(i) In the event the Fund, during any fiscal quarter, contributes additional assets to be managed by the Adviser (the "Additional
Assets"), the quarterly fee shall be the product of the Closing Value times 0.075%, reduced by an amount equal to the closing market value of the Additional Assets on the date of contribution multiplied by a fraction the numerator of which is the number of days during such fiscal quarter that the Additional
Assets were under management and the
denominator of which is the total number of days in such fiscal quarter.

(ii)  In the event the Fund, during any
fiscal quarter, withdraws assets from the Adviser's management (the "Withdrawn Assets"), the quarterly fee shall be the product of the Closing Value times 0.075%, increased by an amount equal to the closing value of the Withdrawn Assets on the date of withdrawal multiplied by a fraction the numerator of which is the number of date during such fiscal quarter that the Withdrawn Assets were under management and the denominator of which is the total number of days in the fiscal quarter.

(iii)     In the event of termination of this
Agreement prior to the end of a quarter, the Adviser shall repay the Fund a pro rata portion of the quarterly fee for such quarter based on the number of days elapsed in the then-current fiscal quarter as a percentage of the total number of daysin such quarter.

There shall be no adjustment of the fee payable under this Agreement for fluctuations during a fiscal quarter in the value of Assets under management prior to the date the Closing Value is determined in accordance with this Section 8.

         (b)  After the end of each
    fiscal quarter, the Adviser shall
    submit to the Fund a report
    showing the amount of the fee
    properly payable to the Adviser
    hereunder and the detailed
    calculation thereof.  The Fund
    shall pay the Adviser such fee not
    later than 30 days after its
    receipt of such report.  Failure
    of the Fund to pay the fee when
    due shall entitle the Adviser to
    pay the fee from cash assets of
    the Fund under its management.

    9.   Limitation of Liability.  In
the absence of (i) willful misfeasance,
bad faith or gross negligence on the
part of the Adviser in performance of
its obligations and duties hereunder,
(ii) reckless disregard by the Adviser
of its obligations and duties hereunder
or (iii) a loss resulting from a breach
of fiduciary duty with respect to the
receipt of compensation of services (in
which case any award of damages shall
be limited to the period and the amount
set forth in Section 36(b)(3) of the
1940 Act), the Adviser shall not be
subject to any liability whatsoever to
the Fund, or to any shareholder of the
Fund, for any error of judgment,
mistake or law or any other act or
omission in the course of, or connected
with, rendering services hereunder
including, without limitation, for any
losses that may be sustained in
connection with the purchase, holding,
redemption or sale of any security on
behalf of the Fund.  The federal
securities laws impose liabilities
under certain circumstances on persons
who act in good faith, and therefore
nothing herein shall in any way
constitute a waiver or limitation of
any rights which the undersigned may
have under any federal securities laws.

    10.  Duration and Termination.
This Agreement shall, if approved by
the vote of a majority of the
outstanding voting securities of the
Fund at the special meeting of
shareholders on March 19, 1999,
become effective on April 1, 1999 and
shall continue in effect until March
31, 2001,  and thereafter only so long
as such continuance is approved at
least annually by a vote of the Fund's
Board of Directors (including at least
a majority of the directors who are not
interested persons of the Fund), cast
in person at a meeting called for the
purpose of voting on such approval.  In
addition, the Fund may present to its
shareholders the question of
continuance of the Agreement; in such
event, such continuance shall be
effective only if approved by the
affirmative vote of a majority of the
outstanding voting securities of the
Fund.

    This Agreement may be terminated
at any time, without payment of any
penalty, either by vote of the Board of
Directors of the Fund or by vote of a
majority of the outstanding voting
securities of the Fund, on 60 days'
written notice to the Adviser.  This
Agreement shall not be assigned by
either party and shall automatically
terminate in the event of its
assignment.  This Agreement may be
terminated by the Adviser on 60 days'
written notice to the Fund.  Any notice
under this Agreement shall be given in
writing, addressed and delivered, or
mailed postpaid, to the other party as
follows:

If to the Fund:    E. D. Beach
                   President
                   BMC Fund, Inc.
                   P. O. Box 500
                   Golfview Park
                   Lenoir, NC 28645

If to the Adviser: Wellington Management
                   Company, LLP
                   75 State Street
                   Boston, Massachusetts
                   02109
                   Attention:____________

 11.  Independent Contractor.  The
Adviser shall for all purposes herein
be deemed to be an independent
contractor and shall, unless otherwise
expressly provided herein or authorized
by the Board of Directors of the Fund
from time to time, have no authority to
act for or represent the Fund in any
way or otherwise be deemed an agent for
the Fund.

    12.  Amendment of Agreement.
This Agreement may be amended by mutual
consent, but the consent of the Fund
must be approved (a) by vote of a
majority of the members of the Board of
Directors who are not interested
persons of the Fund, cast in person at
a meeting called for the purpose of
voting on such amendment, and (b) by
vote of a majority of the outstanding
voting securities of the Fund.

    13.  Definitions.  As used in
this Agreement, the terms "affiliated
person," "assignment," "interested
persons" and "vote of a majority of the
outstanding voting securities" shall
have the respective meanings set forth
in Section 2(a)(3), Section 2(a)(4),
Section 2(a)(19) and Section 2(a)(42)
of the 1940 Act.

    14.  Governing Law.  This
Agreement shall be governed by and
construed in accordance with the laws
of the State of North Carolina.

    15.  Miscellaneous.  The Fund
acknowledges that it has reviewed the
Adviser's Form ADV, Part II, as
amended, at least forty-eight hours
prior to entering into this Agreement.

    IN WITNESS WHEREOF, the parties
hereto have caused this instrument to
be executed by their officers
designated below as of the day and year
first above written.


ATTEST:           BMC FUND, INC.

____________      ______________________
                  E. D. Beach
                  President

ATTEST:           WELLINGTON MANAGEMENT
                  COMPANY, LLP

___________       _________________
                  Name:
                  Title:


                              ANNEX A


DESCRIPTION OF ASSETS

                              EXHIBIT E


EXECUTIVE OFFICERS AND DIRECTORS OF
NORTHERN TRUST BANK OF FLORIDA, N.A.


Juan C. Alonso(1)        Carlos Noble (1)

Sheldon T.Anderson       Anna K.Rentz (1)

Robert W. Bauchman(1)    Douglas P. Regan(1)

Louise F. Dill           H. James Sigsbee (1)

PaulW.Dresselhaus        Donna R.Spivey

James R. Grinney(1)      Harold H.Tyler,Jr.(1)

Stephen A.Lynch,III(1)   Jorge L.Viera

Ray E. Marchman, Jr.(1)  Arthur M.Wood, Jr.(1)

William L.Morrison (1)(2)

____________________________

(1) Executive Officer
(2) Principal Executive Officer

                              EXHIBIT F

GENERAL PARTNERS AND SENIOR VICE PRESIDENTS
OF WELLINGTON MANAGEMENT COMPANY


Kenneth L. Abrams        Matthew E. Megargel
Nicholas C. Adams        James N. Mordy
Rand L. Alexander        Diane C. Nordin
Deborah L. Allinson      Stephen T. O Brien
James H. Averill         Edward P. Owens
Karl E. Bandtel          Saul J. Pannell
Marie-Claude Bernal      Thomas L. Pappas
William N. Booth         Jonathan M. Payson
Paul Braverman           Stephen M. Pazuk
Robert A. Bruno          Robert D. Rands
Maryann E. Carroll       Eugene E. Record,Jr.
Pamela Dippel            James A. Rullo
Robert W. Doran          John R. Ryan
Charles T. Freeman       Joseph H. Schwartz
Laurie A. Gabriel        Theodore Shasta
Frank J. Gilday          Binkley C. Shorts
John H. Gooch            Trond Skramstad
Nicholas P. Greville     Catherine A. Smith
Paul Hamel               Stephen A. Soderberg
William C. S. Hicks      Brendan J. Swords
Lucius T. Hill, III      Harriett Tee Taggart
Paul D. Kaplan           Perry M. Traquina
John C. Keogh            Gene R. Tremblay
George C. Lodge, Jr.     Michael A. Tyler
Nancy T. Lukitsh         Mary Ann Tynan
Mark T. Lynch            Clare Villari
Christine S. Manfredi    Ernst H. von Metzsch
Patrick J. McCloskey     James L. Walters
Earl E. McEvoy           Kim Williams
Duncan M. McFarland      Francis V. Wisneski
Paul M. Mecray III

THIS PROXY IS SOLICITED ON BEHALF OF
THE BOARD OF DIRECTORS BMC FUND, INC.

The undersigned hereby appoints Paul H.
Broyhill and E. D. Beach, or either of
them, as agents, each with the power to
appoint his substitute, and hereby
authorizes them to vote, as designated
below, all of the shares of Common
Stock of BMC Fund, Inc. (the
"Corporation"), held of record by the
undersigned on February 5, 1999, at the
special meeting of shareholders to be
held on March 19, 1999, or at any
adjournment thereof.

1.  To approve an amendment to the
    Corporation's Investment
    Objectives and Policies.
FOR  [   ]  AGAINST  [  ]  ABSTAIN [   ]

2.  To approve an Investment Advisory
    Agreement with Northern Trust Bank
    of Florida.

FOR  [   ]  AGAINST  [  ]  ABSTAIN [   ]

3.  To approve an Investment Advisory
    Agreement with Wellington
    Management Company, LLP.

FOR  [   ]  AGAINST  [  ]  ABSTAIN [   ]

    In their discretion, the proxy
agents are authorized to vote upon
such other business as may come
before the meeting.

THIS PROXY WHEN PROPERLY EXECUTED
WILL BE VOTED IN THE MANNER DIRECTED
HEREIN BY THE UNDERSIGNED SHAREHOLDER.
IF NO DIRECTION IS GIVEN, THIS PROXY
WILL BE VOTED TO APPROVE PROPOSALS 1 THROUGH 3.

Dated __________________,1999


_______________________________
Signature*

_______________________________
Signature*


*Please sign exactly as the name
appears hereon.
When shares are held in joint
accounts, each joint
owner should sign.  Executors,
administrators,
trustees, guardians, attorneys and
corporate officers
should indicate their titles.